EXHIBIT 10.50.1


                             FIRST AMENDMENT TO THE
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                                SECTION 415 PLAN


         THIS FIRST AMENDMENT TO THE PUBLIC SERVICE COMPANY OF NEW MEXICO
SECTION 415 PLAN is effective the 7th day of December 1998 by the Public Service Company of New Mexico, a New Mexico corporation ("PNM" or the "Company").

         WHEREAS, the Company established the Public Service Company of New Mexico Section 415 Plan (the "Plan") effective January 1, 1994.

         WHEREAS, under Section 6.03, the Company reserved the right at any time to amend the Plan;

         WHEREAS, on December 7, 1998, the Compensation and Human Resources Committee of the PNM Board of Directors approved certain benefits upon a Change in Control (as defined in the First Restated and Amended Executive Retention
Plan) and authorized certain amendments to affected plans, including this Plan; and

         WHEREAS, the Company desires to amend this Plan to incorporate the approved Change in Control benefits to provide full and sufficient funding of the Public Service Company of New Mexico and Paragon Resources, Inc. Deferred Compensation Trust Agreement (the "Rabbi Trust") for any obligations or benefits accrued as of the date of the occurrence of a Change in Control.

         NOW THEREFORE, the Company hereby amends the Plan as follows:

         ITEM 1. Article V, Source of Benefit Payments, shall be amended to add a new Section 5.02, as follows:


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         5.02 Change in Control. Upon a Change in Control, as defined in the
         First Restated and Amended Executive Retention Plan effective December 7, 1998, and incorporated herein by reference, the Company shall sufficiently fund the Public Service Company of New Mexico and Paragon Resources, Inc. Deferred Compensation Trust Agreement (the "Rabbi Trust") to provide in full for any benefits accrued under this Plan as of the date of the occurrence of the Change in Control.

         ITEM 2. Except as herein above amended, the Company hereby readopts and redeclares each and every other provision of the Plan.

         IN WITNESS WHEREOF, Public Service Company of New Mexico caused this First Amendment to the Public Service Company of New Mexico Section 415 Plan to be executed by its authorized officers effective as of the date and year first above written.

                                        PUBLIC SERVICE COMPANY OF NEW MEXICO


Date:  December 7, 1998                 By       /s/ BENJAMIN F. MONTOYA
                                           -------------------------------------
                                           BENJAMIN F. MONTOYA
                                           President and Chief Executive Officer

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                                SECOND AMENDMENT
                   TO THE PUBLIC SERVICE COMPANY OF NEW MEXICO
                                SECTION 415 PLAN


         THIS SECOND AMENDMENT TO THE PUBLIC SERVICE COMPANY OF NEW MEXICO
SECTION 415 PLAN (the "Plan"), is made by the Public Service Company of New Mexico, a New Mexico corporation ("PNM" or the "Company"), to be effective August 7, 1999.

         WHEREAS, the Company adopted the Public Service Company of New Mexico
Section 415 Plan effective January 1, 1994.

         WHEREAS, the Compensation and Human Resources Committee (the "Committee") of the PNM Board of Directors adopted the First Amendment to the Plan, effective December 7, 1998;

         WHEREAS, under Section 6.03 of the Plan, the Company reserved the right at any time to amend the Plan;

         WHEREAS, the Company has established subsidiaries and affiliates, and intends to transfer or has transferred current Participants of the Plan to the subsidiaries and affiliates; and

         WHEREAS, the Company desires to amend this Plan to ensure that such transferred Participants remain eligible for benefits under the Plan.

         NOW THEREFORE, the Plan is hereby amended, as follows:

         ITEM 1. Section 1.01, Purpose, shall be modified as follows:

         1.01 Purpose. The Purpose of the Section 415 Plan is to provide for the payment of supplemental retirement benefits to employees of the Company, its subsidiaries and affiliates, or its holding company or subsidiaries of the holding company, whose retirement benefits, under the Public Service Company of New Mexico Employees' Retirement Plan (the "Retirement Plan"), as restated effective January 1, 1997, have been reduced as required by Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and applicable regulations and rulings promulgated thereunder. Code Section 415 requires that qualified defined benefit retirement plans, such as the Retirement Plan, limit the amount payable, in any one year, to a retired Participant. The Code
         Section 415 limitations reduce the retirement benefits otherwise due a Participant notwithstanding that such benefits were previously accrued and vested pursuant to qualified retirement plans.

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         ITEM 2. The first paragraph of Section 2.01 Participation, shall be modified as follows:

         2.01 Participation. An employee of the Company, or any subsidiary, affiliate or holding company of the Company, or subsidiary of the holding company, who satisfies the following requirements shall be entitled to participate in the Section 415 Plan, and shall hereinafter be referred to as a "Participant." The transfer of a Participant to an affiliate shall not be deemed a termination of employment with the Company and shall not affect any Participant's rights to receive benefits hereunder.

         ITEM 3. Except as herein above amended, the Company hereby readopts and redeclares each and every other provision of the Plan.

         IN WITNESS WHEREOF, Public Service Company of New Mexico caused this Second Amendment to the Public Service Company of New Mexico Section 415 Plan to be executed by its authorized officers effective as of the date and year first above written.

                                      PUBLIC SERVICE COMPANY OF NEW MEXICO


                                      By    /s/ ARTHUR P. ARMANO
                                         ---------------------------------------
                                         ARTHUR P. ARMANO
                                         Director, Personnel Services

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

                                 THIRD AMENDMENT
                                     TO THE
                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                                SECTION 415 PLAN


         THIS THIRD AMENDMENT made by the Public Service Company of New Mexico ("PNM") is effective as of November 27, 2002.

         WHEREAS, PNM adopted the Public Service Company of New Mexico Section 415 Plan (the "Plan") as of January 1, 1994, to provide supplemental retirement benefits for certain employees;

         WHEREAS, the Plan has been amended twice, the most recent amendment being effective as of August 7, 1999;

         WHEREAS, PNM reserved the right to amend the Plan pursuant to Section
6.03 of the Plan; and

         WHEREAS, PNM now desires to amend the Plan to: (i) change the name of the Plan; (ii) change the sponsor of the Plan to PNM Resources, Inc. ("PNMR"); and (iii) designate PNM as a participating employer.

         NOW, THEREFORE, PNM hereby amends the Plan as follows:

1.   The name of the Plan is hereby amended to read as follows:

                      PNM RESOURCES, INC. SECTION 415 PLAN

2. The introductory paragraph of the Plan is hereby amended by the addition of the following paragraph to be placed at the end thereof:

                           PNM Resources, Inc. became the parent holding company
                  for Public Service Company of New Mexico as of December 31, 2001. Effective as of November 27, 2002, PNM Resources, Inc. assumes the sponsorship of the Plan. Any affiliate that adopted the Plan prior to the assumption of the sponsorship of the Plan by the PNM Resources, Inc., including Public Service Company of New Mexico, shall continue to participate in the Plan.

3. Section 1.01 of the Plan is hereby amended in its entirety to read as follows:

                  1.01 Purpose. The purpose of the Section 415 Plan is to provide for the payment of supplemental retirement benefits to employees of the Company, and other subsidiaries and affiliates of the Company, whose retirement benefits under the PNM Resources, Inc. Employees' Retirement Plan (the "Retirement Plan") have been reduced as required by Section 415 of the Internal Revenue Code of 1986, as amended (the "Code"), and applicable regulations and rulings promulgated

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

                  thereunder. Code Section 415 requires that qualified defined benefit retirement plans, such as the Retirement Plan, limit the amount payable, in any one year, to a retired Participant. The Code Section 415 limitations reduce the retirement benefits otherwise due a Participant notwithstanding that such benefits were previously accrued and vested pursuant to qualified retirement plans.

4.   Article V of the Plan is hereby amended by the addition of a new Section
     5.02 to read as follows:

                           5.02 Allocation Among Affiliates. Each affiliate that
                  participates in the Plan shall bear the costs and expenses of providing benefits accrued by its employee-Participants during periods while they are employed by that affiliate. Such costs and expenses shall be allocated among the participating affiliates in accordance with (a) agreements entered into between the Company and any participating affiliate, or (b) in the absence of such an agreement, procedures adopted by the Company.

5. The purpose of this Third Amendment is to transfer sponsorship of the Plan to PNMR from PNM. All references to "Public Service Company of New Mexico" or the "Company" are hereby replaced with references to "PNM Resources, Inc.," unless the context (such as discussion of the formation of the Plan) indicates otherwise. Any other provisions of the Plan which are inconsistent with this transfer of sponsorship are hereby amended to the extent necessary to accomplish this transfer.

6. PNMR hereby assumes all duties, obligations, and authority as the sponsor of the Plan. PNMR does not assume PNM's financial obligation for its share of the costs and expenses of Plan benefits as determined pursuant to
     Section 5.02 of the Plan.

7. This Third Amendment changes the name and sponsorship of the Plan. Any individuals or entities serving as fiduciaries or service providers with respect to the Plan shall continue to serve as such, subject to the provisions of the Plan. Similarly, any policies or procedures previously adopted by the fiduciaries shall continue in full force and effect.

8. This Third Amendment shall only amend the provisions of the Plan referenced above, and those provisions not amended hereby shall be considered in full force and effect.

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         IN WITNESS WHEREOF, Public Service Company of New Mexico and PNM
Resources, Inc. have caused this Third Amendment to be executed as of this 27th day of November, 2002.



                                     PUBLIC SERVICE COMPANY OF NEW MEXICO

                                     By:  /s/ Alice A. Cobb
                                        ----------------------------------------
                                     Its: Senior Vice President
                                          People Services and Development



                                     ACCEPTED:

                                     PNM RESOURCES, INC.

                                     By: /s/ Alice A. Cobb
                                        ----------------------------------------
                                     Its: Senior Vice President
                                     People Services and Development


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